UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 October 13, 2004
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)

                                 (401) 434-5522
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM   1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       EMPLOYMENT AGREEMENT WITH WILLIAM B. DANZELL

       On October 13, 2004, Nestor, Inc. entered into an employment agreements with William B. Danzell. Mr. Danzell is the Chairman of the Board of Nestor and its President and Chief Executive Officer. Mr. Danzell is also the Managing Director of Silver Star Partners I, LLC, which beneficially owns approximately 53% of the issued and outstanding common stock of Nestor.

       The employment agreement provides that Mr. Danzell will be paid a base salary of not less than $250,000 per year and annual performance-based bonuses to be determined by Nestor's Compensation Committee. Mr. Danzell will also be paid $75,000 for services performed without compensation when he was first elected chief executive officer and president.

       The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement. The employment agreement may be terminated by either party on 30 days' notice. If Nestor terminates Mr. Danzell's employment without Cause or Mr. Danzell resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Danzell severance equal to his base salary and bonus (based then current year to date performance)for the remainder of the employment term and certain of his options (described below) vest immediately.

       Pursuant to the employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 500,000 shares of Nestor common stock, $.01 par value per share, to Mr. Danzell at an option exercise price of $4.95 per share. The first option becomes exercisable for 100,000 of the shares subject to the option on December 31, 2004, for 200,000 such shares on December 31, 2005 and for 200,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 100,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004, with respect to 200,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 and with respect to 200,000 shares, the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 and expires on October 12, 2014. The options are incentive stock option to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess. The vesting of all of the options granted to Mr. Danzell accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Danzell's employment without Cause or Mr. Danzell resigns for Good Reason.

       EMPLOYMENT AGREEMENT WITH NIGEL P. HEBBORN

       On October 13, 2004, Nestor, Inc. entered into an employment agreement with Nigel P. Hebborn. Mr. Hebborn is Nestor's Chief Operating Officer.

       The employment agreement provides that Mr. Hebborn will be paid a base salary of not less than $200,000 per year and annual performance-based bonuses to be determined by Nestor's Compensation Committee.

       The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement. The employment agreement may be terminated by either party on 30 days' notice. If Nestor terminates Mr. Hebborn's employment without Cause or Mr. Hebborn resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Hebborn severance equal to his base salary and bonus (based then current year to date performance)for twelve months following such termination and certain of his options (described below) vest immediately.

       Pursuant to the employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 300,000 shares of Nestor common stock, $.01 par value per share, to Mr. Hebborn at an option exercise price of $4.95 per share. The first option becomes exercisable for 60,000 of the shares subject to the option on December 31, 2004, for 120,000 such shares on December 31, 2005 and for 120,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 60,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004, with respect to 120,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 and with respect to 120,000 shares, the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 and expires on October 12, 2014. The options are incentive stock option to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess. The vesting of all of the options granted to Mr. Hebborn accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Hebborn's employment without Cause or Mr. Hebborn resigns for Good Reason.


ITEM   9.01   FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits

                  See Exhibit Index attached to this Current Report on Form 8-K





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Claire M. Iacobucci
                                          --------------------------------------
                                          Claire M. Iacobucci
                                          Treasurer and Chief Financial Officer


Dated:     October 18, 2004

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                 Description
       --------------                 -----------
           10.1 Employment Agreement between Nestor, Inc. and William B. Danzell dated October 13, 2004


           10.2 Employment Agreement between Nestor, Inc. and Nigel P. Hebborn dated October 13, 2004